UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement

On January 18, 2019, SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant"), Robert G. Brown, a substantial stockholder of SGRP and former Executive Chairman and director of SGRP, and William H. Bartels, a substantial stockholder of SGRP and current Vice Chairman and director and officer of SGRP (together with Robert G. Brown, the "Majority Stockholders"), and Christiaan Olivier, Chief Executive Officer, President and a Director of SGRP, and all four of the members of the Governance Committee, namely Lorrence T. Kellar, Chairman, and Jack W. Partridge, Arthur B. Drogue and R. Eric McCarthey (together with Mr. Olivier, the "225 Defendants"), reached a settlement (the "Settlement") in the By-Laws Action and the 225 Action as such terms are defined below (collectively, the "Actions) and had the Actions then dismissed.

Following the Settlement, the Corporation commented: "The Corporation and other parties are happy to have the settled actions dismissed and behind them so that all can return to work and focus on the business of the Corporation and continuing to build value for all stockholders. Through their settlement discussions, the parties came to better understand that they each believed they undertook, pursued and defended the Actions in the ways they perceived to be in the best interest of the Corporation's stockholders, and they agreed that the negotiated compromise to restate the Corporation's By-Laws was in the best interests of the Corporation's stockholders."

Although many contributed to the Settlement, the Corporation wants to especially thank its Chairman, Arthur B. Drogue, and its Vice-Chairman, William H. Bartels, for their considerable efforts in bringing the parties together to lay the foundation for the Settlement.

The Parties are hopeful that, having reached a negotiated compromise through considerable effort and expense, all parties will support those restated By-Laws and not seek to change them.

In connection with the Settlement, on January 18, 2019, Lorrence T. Kellar retired from the Board of Director of the Corporation (the "Board") and Jeffrey Mayer was appointed and seated as a director by the Board.  See Item 5.02 below.

The Corporation and the Board wish to thank Mr. Kellar for his many years of thoughtful and tireless service to the Corporation and all of its stockholders as a director and as Chairman of the Board's Audit Committee through 2016 and (most recently) as Chairman of its Governance Committee, and they wish him all the best.

The Settled Actions:

On September 4, 2018, SGRP filed in the Court of Chancery of the State of Delaware (the "Court") a claim, C.A. No. 2018-0650, which it amended on September 21, 2018 (the "By-Laws Action "), in a Verified Complaint Seeking Declaratory Judgment and Injunctive Relief (the "Original Complaint") against the Majority Stockholders, in which SGRP opposed the proposed amendments to SGRP's By-Laws put forth in a written consent by the Majority Stockholders (the "Proposed Amendments"). Please see Note 9 to the Company's Condensed Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters - Stockholder By-Laws Litigation, in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on November 19, 2018, and the Corporation's Current Report on Form 8-K as filed with the SEC on September 28, 2018.

On September 18, 2018, Robert G Brown (one of the Majority Stockholders) commenced an action in the Court pursuant to 8 Del. C. §225(a) from (C.A. No. 2018-00687-TMR) (the "225 Action") against the 225 Defendants seeking to remove Lorrence T. Kellar from the Board and add Jeffrey Mayer to the Board.  Please see Note 9 to the Company's Condensed Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters - Board Seating Litigation, in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on November 19, 2018, ant the Corporation's Current Report on Form 8-K as filed with the SEC on September 28, 2018.

On September 20, 2018, the Court issued a Status Quo Order in the 225 Action (the" Status Quo Order ") that (among other things) seated Jeffrey Mayer on the Board, provided for Lorrence T. Kellar to remain seated on the Board, and effectively increased the Board size from seven to eight for the duration of the order.

Settlement Terms:

In the Settlement the parties agreed to amend and restate SGRP's By-Laws (the "2019 Restated By-Laws") with negotiated changes to the Proposed Amendments that preserves the current roles of the Governance Committee and Board in the location, evaluation, and selection of candidates for director and in the nominations of those candidates for the annual stockholders meeting and appointment of those candidates to fill Board vacancies (other than those under a stockholder written consent making a removal and appointment, which is unchanged).   The Board approved and adopted the 2019 Restated By-Laws on January 18, 2018.  The Governance Committee and the Board believe that those changes in the 2019 Restated By-Laws will help the Corporation maintain the independent Board desired by them.

The descriptions of the negotiated compromise 2019 Restated By-Laws above and in Item 5.03 below are qualified in their entirety by reference to the 2019 Restated By-Laws, a copy of which is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

As part of the Settlement, the parties to the Actions executed a Limited Mutual Release Agreement limited to the Actions and subject to specific exclusions (the "Release").  The foregoing description of the Release is qualified in its entirety by reference to the copy of the Release that is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

As part of the Settlement, the parties to the Actions mutually agreed upon Stipulations of Dismissal ending those actions without prejudice and without admission or retraction of any fact cited therein, and the parties caused them to be filed with the Court on January 18, 2019.  The foregoing description of the Stipulations of Dismissal is qualified in their entirety by reference to the Stipulations of Dismissal, copies of which are filed herewith as Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

The By-Laws Action was dismissed upon the filing of the Stipulation of Dismissal.  On January 23, 2019, the Court granted the dismissal of the 225 Action and vacated its previously entered Status Quo Order entered in that action.

Finally, as part of the Settlement, the Board agreed to appoint Mr. Mayer to the Board and accept Mr. Kellar's retirement from the Board. See Item 5.02, below.

Non-Settled Matters:

The Releases are limited to matters related to those actions described therein and subject to specific exclusions, and the parties expressly preserved all unrelated actions and claims. Accordingly, there remain a number of unresolved claims and actions (each a "Non-Settled Matter") between the Corporation and the following Related Parties (as defined below), including (without limitation), post termination claims by and against SPAR Business Services, Inc. (which is now in a voluntary bankruptcy proceeding in Nevada), and SPAR Administrative Services, Inc., the lawsuit by SPAR Infotech, Inc., against the Corporation, and the legal action by Mr. Bartels in Delaware against the Corporation seeking advancement of his proportionate share of the legal fees and expenses incurred in the By-Laws Case, and the claim by Mr. Brown for a similar advancement. Please see Part II, Item IA - Risk Factors -Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Risk Factors - Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Note 9 to the Company's Condensed Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters, in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on November 19, 2018, the Corporation's Current Report on Form 8-K as filed with the SEC on September 28, 2018, the Corporation's Current Report on Form 8-K as filed with the SEC on December 3, 2018.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 18, 2019, the Board of Directors of the Corporation (the "Board") appointed Jeffrey Mayer to the Board and accepted Lorrence T. Kellar's retirement from the Board in connection with the Settlement (see below). The Board also appointed Mr. Mayer to the Board's Compensation Committee on the recommendation of its Governance Committee.

Mr. Mayer was first seated on the Board on November 20, 2018, pursuant to the Status Quo Order (see Settled Actions above), which order has now been vacated.  Mr. Mayer had previously been determined to not be independent because he was unilaterally chosen by the Majority Stockholders, so as a result of the Status Quo Order and resulting change in Board composition, SGRP received a notification letter from Nasdaq dated December 13, 2018, stating that SGRP no longer complies with Nasdaq's majority independent director requirement (the "Nasdaq Board Independence Deficiency"), as set forth in Nasdaq Listing Rule 5605(b)(1), as more fully described in the Corporation's Current Report on Form 8-K as filed with the SEC on December 14, 2018.

In connection with the Settlement, the Governance Committee re-evaluated the independence of Mr. Mayer, based on (among other things) Mr. Mayer's independent business skills and contribution to the Settlement process, determined that he has the requisite independence from the management of the Corporation except for the Related Party Matters (as defined below), and accordingly Mr. Mayer: (a) will be an independent director for all purposes other than any Related Party Matter; (b) will be a non-independent director respecting any Related Party Matter; and (c) may participate in discussions but will be excluded and shall recuse himself from any and all decisions of the Board and applicable Board Committees respecting any Related Party Matter. "Related Party Matter" shall mean any payment to or for, or any transaction or litigation with, Robert G. Brown, William H. Bartels, any of their respective family members, or any company or other business or entity directly or indirectly owned or controlled by any one or more of Mr. Brown, Mr. Bartels or their respective family members.

The Governance Committee and the Board believe that such re-evaluation and redetermination (together with the 2019 Restated By-Laws described below) will help the Corporation maintain the independent Board desired by the Governance Committee and the Board and required under Nasdaq rules, and correct the Nasdaq Board Independence Deficiency.

Jeffrey Mayer has had a long career as an entrepreneur and executive in the energy industry. Since 2011, Mr. Mayer founded and served as President and CEO of Soluxe Inc., and chairman of its subsidiaries, Solomon Energy Inc. and Solomon Energy Advisors LLC. Since 2015, Mr. Mayer served as advisor to and venture partner of Oak Investment Partners. Since 2016, Mr. Mayer founded and served as an executive director of Speedy Translation Services. In 1999, Mr. Mayer founded, and through 2011 served as CEO and President of, MXenergy, which was an SEC reporting entity. From 1993 through 1999, Mr. Mayer served as a managing director of AIG Trading Corporation and Sempra Energy Trading Company and as President of AIG Securities Corporation and AIG Clearing Corporation. From 1999 through 2005, Mr. Mayer served as a member of the Risk Oversight Committee of Northeast Utilities and consultant to Northeast Utilities and to the Chicago Board of Trade Clearing Corporation. From 1987 through 1993, Mr. Mayer served as a Vice President of Goldman Sachs & Co., and from 1984 through 1987, Mr. Mayer served as the chief counsel of the J. Aron Commodities Division of Goldman Sachs & Co. From 1979 through 1983, Mr. Mayer served as an attorney with Barrett Smith Schapiro Simon & Armstrong in New York, NY. Mr. Mayer is a graduate of Yale University (B.A. 1973) and New York University (L.L.B. 1978).

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 18, 2019, the Board adopted the 2019 Restated By-Laws in connection with the Settlement. See Settlement Terms, above.

In addition to the compromise provisions described above in Settlement Terms above, the Governance Committee and Board accepted certain of the Proposed Amendments with negotiated changes and clarifications that are now contained in the 2019 Restated By-Laws, including the following:

●	Any vacancy that results from the death, retirement or resignation of a director that remains unfilled by the directors for more than 90 days may be filled by the stockholders.
●	Certain stockholder proposals may now be made up to the 90th day prior to the first anniversary of the preceding year's Annual Meeting.
●	The Board size has been fixed at seven and can only be changed by the stockholders (as provided in the Proposed Amendments).
●	The section requiring majority Board independence has been removed (as provided in the Proposed Amendments).
●

The By-Laws now require that each candidate for director sign a written irrevocable letter of resignation and retirement effective upon such person failing to be re-elected by the required majority stockholder vote.

●	A "super majority" vote of at least 75% of all directors is now required for (and any two directors can block) any of the following (as provided in the Proposed Amendments):

o	Issuance of more than 500,000 shares of stock (other than under the Corporation's stock compensa1tion plans);
o	Issuance of any preferred stock;
o	Declaration of any non-cash dividend on the shares of capital stock of the Corporation;
o	By-Laws modification;
o	Formation or expansion of the authority of any Committee or subcommittee; or
o	Appointment or removal of any Committee director.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 18, 2018, SGRP's preliminary Information Statement filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-2 thereunder as filed with the SEC on July 30, 2018 (as filed, the "Preliminary Information Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the or the potential negative effects of the Settlement, 2019 Restated By-Laws, the Releases of any Non-Settled Matter, future actions by the Board or Majority Stockholders, future Nasdaq compliance, the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits:

3.3	Amended and Restated By-Laws of SPAR Group, Inc., As Adopted, Restated, Effective and Dated as of January 18, 2019 (as filed herewith).

10.1

Limited Mutual Release Agreement effective as of January 18, 2019, by and among SPAR Group, Inc. Robert G. Brown, William H. Bartels, and Lorrence T. Kellar, Christiaan M. Olivier, Arthur B. Drogue, Jack W. Partridge, and R. Eric McCarthey (as filed herewith).

10.2

Stipulation of Dismissal respecting C.A. No. 2018-0650-MTZ (SPAR Group, Inc. versus Robert G. Brown and William H. Bartels), as filed with the Court of Chancery of the State of Delaware on January 18, 2018 (as filed herewith).

10.3

Stipulation of Dismissal respecting C.A. No. 2018-0687-MTZ (Robert G. Brown versus Lorrence T. Kellar, Christiaan M. Olivier, Arthur B. Drogue, Jack W. Partridge, and R. Eric McCarthey), as filed with the Court of Chancery of the State of Delaware on January 18, 2018 (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: January 23, 2019
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer